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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 7, 1997

                               PREMIER PARKS INC.

             (Exact name of registrant as specified in its charter)

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
     DELAWARE             0-9789            73-613774
 (State or other       (Commission        (IRS Employer
 jurisdiction of       File Number)       Identification
  incorporation)                               No.)
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           11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OKLAHOMA 63131

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code (405) 475-2500

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         (Former name or former address, if changed since last report)

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                            Page 1 of 4 total pages
                       (Exhibit index is found on page 3)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On November 7, 1997, Premier Parks Inc. (the "Company" or the "Registrant") acquired all of the membership interests of the limited liability company that owned substantially all of the assets used in the operation of Kentucky Kingdom--The Thrill Park ("Kentucky Kingdom"), a combination theme and water park located in Louisville, Kentucky, for an aggregate purchase price of $64 million (the "Purchase Price"), pursuant to a Stock Purchase Agreement dated September 26, 1997 (the "Agreement"), among the Company, Kentucky Kingdom, Inc., Hart-Lunsford Enterprises, LLC and Edward J. Hart (the "Sellers").

    The Company funded approximately $4.9 million of the Purchase Price by delivery of 121,671 shares of its common stock to the Sellers, with the balance paid in cash. Depending upon the level of revenues generated at Kentucky Kingdom during each of the 1998-2000 seasons, the Company will be required to issue to the Sellers additional shares of the Company's common stock. At the closing, the Company also entered into a five-year employment agreement with Edward J. Hart, one of the Sellers. Mr. Hart will serve as Managing Director of Kentucky Kingdom.

    The acquisition is being accounted for under the purchase method. Accordingly, the operations of Kentucky Kingdom from and after the purchase date forward will be consolidated with the Company's operations. The Company does not anticipate significant revenues from Kentucky Kingdom during the remainder of 1997, because the park is closed for the balance of the year.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements of Kentucky Kingdom, Inc. at November 2, 1997 and for the 52-week period then ended will be filed by amendment promptly hereafter, but in no event later than 60 days following the date that this Report must be filed.

    (b) Pro Forma Financial Statements of Premier Parks Inc. for the year ended December 31, 1996 and for the nine months ended as of September 30, 1997 will be filed by amendment promptly hereafter, but in no event later than 60 days following the date that this Report must be filed.

    (c) The following documents are filed herewith as exhibits to this Form 8-K:

       10(a)Stock Purchase Agreement dated as of September 26, 1997, among the
           Registrant, Kentucky Kingdom, Inc., Hart-Lunsford Enterprises, LLC, and Edward J. Hart (incorporated by reference from Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

       10(b)Employment Agreement dated as of November 7, 1997, between the Registrant and Edward J. Hart (incorporated by reference from Exhibit
           10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 1997

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
                                              PREMIER PARKS INC.

                                              BY:        /S/ KIERAN E. BURKE
                                                         -----------------------------------------
                                                         Kieran E. Burke
                                                         Chairman of the Board and
                                                         Chief Executive Officer
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